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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 14, 2005
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                Date of Report (Date of earliest event reported)


                               SEDONA CORPORATION
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-15864                  95-4091769
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)

 1003 W. Ninth Avenue                 King of Prussia, PA            19406
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        (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (610) 337-8400

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                                 Not applicable
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          Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATIONDavid R. Vey, the Chairman of SEDONA Corporation (the "Company"), lent the Company $75,000 on March 25, 2005, $50,000 on March 30, 2005, and $75,000 on April 14, 2005 (collectively the
"Loans"). On April 14, 2005, Mr. Vey and the Company agreed that the Company would issue convertible notes to Mr. Vey to evidence such Loans. The Company issued the convertible notes, dated as of the date of each Loan, in the principal amount of each Loan (collectively, the "Convertible Notes"). The Company issued the Convertible Notes under the exemptions from registration provided by Section 4(2) of and under Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Convertible Notes are filed as Exhibits 10.66,
10.67 and 10.68 to this Current Report on Form 8-K and are hereby incorporated by reference. The Company used the amount of each Loan for working capital.

Mr. Vey may, at his option, convert the unpaid principal balance, together with the accrued and unpaid interest, of each Convertible Note into shares of the Company's common stock (the "Shares"). The number of Shares into which each Convertible Note may be converted was based upon the closing market price of the Company's stock on the date of investment. The maturity date of the March 25, 2005, Convertible Note is March 25, 2006, and the number of Shares issuable upon conversion of the principal balance is 258,620. The maturity date of the March 30, 2005 Convertible Note is March 30, 2006, and the number of Shares issuable upon conversion of the principal balance is 172,413. The maturity date of the April 14, 2005, Convertible Note is April 14, 2006, and the number of Shares issuable upon conversion of the principal balance is 326,087.

Each Convertible Note will bear interest on the principal outstanding at a rate of eight percent (8%) per year from the date of the Convertible Note until the earlier of maturity or the date upon which the unpaid balance is paid in full. The principal and accrued and unpaid interest underlying each Convertible Note must be paid in full on or before maturity. The maturity of each Convertible Note may be extended by mutual consent of Mr. Vey and the Company. While each Convertible Note is outstanding, each of the Shares will have all of the rights of the common stock of the Company under the Company's Articles of Incorporation and Bylaws as of the date of the Convertible Note. . The Company must file a registration statement within ninety dates of any such conversion to register such Shares for resale under the Securities Act of 1933. The Company has the right to prepay any part of or the entire balance of each Convertible Note without penalty; however, the Investor has the right to convert the Convertible Note to Shares within five (5) days after notice by the Company of intent to prepay the Convertible Note.

An event of default under each Convertible Note, which will occur if the Company fails to make payments when due and payable or breaches any of the conditions, covenants, representations or warranties set forth in each Convertible Note when due or required or within any period of time permitted thereunder for cure of any such default or non-performance, will result in the unpaid principal and interest to become immediately due and payable unless waived by the Investor.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF SECURITIES

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION
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Exhibit 10.66   Convertible Note by the Company in favor of David R. Vey dated.
                March 25, 2005.+

Exhibit 10.67 Convertible Note by the Company in favor of David R. Vey dated March 30, 2005.+

Exhibit 10.68 Convertible Notes by the Company in favor of David R. Vey dated April 14, 2005.+







  + Filed herewith.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEDONA CORPORATION

Dated: April 18, 2005                  By: /s/ Marco A. Emrich
                                       -----------------------------------------
                                           Marco A. Emrich
                                           Chief Executive Officer and President